SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported)	5/2/2003

First National Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida	333-60283	06-1522028
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5817 Manatee Avenue West, Bradenton, Florida	34209
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code	(941) 794-6969

N/A
(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

Item 7. Financial Statements, Pro Forms Financial Information and Exhibits

(c) Exhibits

Exhibits 99.1 Press Release dated April 9th, 2003

Item 9. Regulation FD Disclosure

First National Bancshares, Inc. has reported its 1st quarter 2003 results. The company’s press release dated April 9th, 2003 announcing the results is attached hereto at exhibit 99.1.

Item 12. Results of Operations and Financial Condition

First National Bancshares, Inc. has reported its 1st quarter 2003 results. The company’s press release dated April 9th, 2003 announcing the results is attached hereto at exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: 5/2/2003	First National Bancshares, Inc.
/s/ Paul Welsh
Paul Welsh, Senior Vice President